Consolidated Statements of Financial Position (Parentheticals) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Trade receivables, net of allowance (in Dollars)	$ 7,906	$ 7,066
Ordinary shares, par value (in Dollars per share)	$ 1	$ 1
Ordinary shares, shares authorized	50,000,000	50,000,000
Ordinary shares, shares issued	49,099,305	49,099,305
Ordinary shares, shares outstanding	49,099,305	49,099,305